EXHIBIT 99.1
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FIRSTBANK NORTHWEST BYLAWS - AMENDED PROVISION

                                   Article III
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SECTION 2. Number, Term and Election. The Board of Directors shall consist of nine members and shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually.